UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 11, 2005

Motorola, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(I.R.S. Employer Identification No.)

1303 East Algonquin Road, Schaumburg, Illinois	60196
(Address of Principal Executive Offices)	(Zip code)

(847) 576-5000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers: Election of Directors; Appointment of Principal Officers

(b) Motorola, Inc. issued a press release on January 12, 2005, announcing that Mike S. Zafirovski, President and Chief Operating Officer, has decided to resign from the Company. He will remain in his officer positions until January 31, 2005 and will then serve the Company in an advisory role during the transition. Mr. Zafirovski will fulfill his remaining term as a member of the Motorola Board of Directors, but will not stand for re-election to Motorola’s Board of Directors in May 2005.

Item 9.01. Financial Statements and Exhibits.

(c) The following is filed as an Exhibit to this Report.

Exhibit No.	Document

99.1	Press Release by Motorola, Inc. dated January 12, 2005 announcing the resignation of Mike Zafirovski.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOTOROLA, INC.

Dated: January 13, 2005	By:	/S/ DAVID W. DEVONSHIRE

David W. Devonshire
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release by Motorola, Inc. dated January 12, 2005 announcing the resignation of Mike Zafirovski.

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